SUPPLEMENT TO
Calvert Income Funds Prospectus
Class A, B, C and Y
dated January 31, 2015
Calvert Income Funds Prospectus
Class I (Institutional)
dated January 31, 2015
Date of Supplement: April 30, 2015
At the close of business on April 30, 2015, Calvert Government Fund merged into Calvert Short Duration Income Fund. Accordingly, shares of Calvert Government Fund are no longer offered for sale, and all references to and information about the Calvert Government Fund are therefore deleted.